UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Christopher & Banks Corporation (the "Company") originally filed on July 18, 2017 (the "Original Form 8-K"), reporting Marc A. Ungerman's election as Interim Chief Financial Officer of the Company ("Interim CFO"), effective July 14, 2017. This Amendment No. 1 amends the Original Form 8-K solely to include information regarding Mr. Ungerman's compensation and does not affect the accuracy of the information provided in the original Form 8-K filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)(e)    In connection with Mr. Ungerman's election as Interim CFO, the Compensation Committee of the Company's Board of Directors (the "Committee"), on July 20, 2017, approved an increase in Mr. Ungerman's annual salary and a retention bonus agreement. Effective July 17, 2017, Mr. Ungerman's annual salary was increased to $235,000. Effective as of July 25, 2017, the Company entered into a retention agreement (the "Retention Agreement") with Mr. Ungerman. The Retention Agreement provides that, if Mr. Ungerman remains employed with the Company through July 17, 2018, he will receive a cash retention bonus in the amount of $50,000 (the "Retention Bonus"). The Retention Bonus amount is payable in a lump sum, provided Mr. Ungerman is actively employed by the Company on July 17, 2018. If Mr. Ungerman resigns or is terminated for "Cause", as defined in the Retention Agreement, prior to July 17, 2018, he will not be eligible for the Retention Bonus.

The foregoing description of the Retention Agreement is qualified in its entirety by the full text of the Retention Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1 Retention Agreement, effective as of July 25, 2017, by and between Christopher & Banks Corporation and Marc A. Ungerman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: July 26, 2017	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Date of Report:	Commission File No.:
July 14, 2017	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1	Retention Agreement, effective as of July 25, 2017, by and between Christopher & Banks Corporation and Marc A. Ungerman.

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